Benefit Plan	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
Benefit Plan

16. Benefit Plan

The Company established a defined contribution savings plan under Section 401(k) of the Internal Revenue Code. This plan covers all employees who meet minimum age and service requirements and allows participants to defer a portion of their annual compensation on a pre-tax basis. Matching contributions to the plan may be made at the discretion of the Company’s board of directors. During the year ended December 31, 2023, the Company made contributions of $198. During the year ended December 31, 2022, the Company accrued $1,159, but has not made the matching contribution to the plan.